UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2010
BROADVIEW INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-8505	41-0641789

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8089 Globe Drive Woodbury, Minnesota	55125

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (651) 332-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 18, 2010, Broadview Institute, Inc. issued a press release announcing its financial results for its third quarter and nine months ended December 31, 2009. The full text of the press release is set forth in Exhibit 99.1 of this Report.
The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements: None.
(b)	Pro forma financial information: None.
(c)	Shell company transactions: None.
(d)	Exhibits:
99.1	Press release dated February 18, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 18, 2010

BROADVIEW INSTITUTE, INC.
By:	/s/ Kenneth J. McCarthy
Kenneth J. McCarthy
Chief Financial Officer

EXHIBIT INDEX
Broadview Institute, Inc.
Form 8-K Current Report

Exhibit Number	Description

99.1	Press release dated February 18, 2010.